                                                                    EXHIBIT 10.3

                           MILLER-VALENTINE PARTNERS
                           -------------------------
                            WAREHOUSE/DISTRIBUTION
                            ----------------------
                              AGREEMENT OF LEASE
                              ------------------


                               TABLE OF CONTENTS
                               -----------------


LEASE FOR                PC CONNECTION, INC.
                         ------------------

PROPERTY LOCATED AT              2870 Old State Route 73, Wilmington, Ohio 45177
                                 -----------------------------------------------

                                                                         PAGE
                                                                         ----
ARTICLE 1.     TERM........................................................ 1

ARTICLE 2.     LEASED PREMISES............................................. 1

ARTICLE 3.     POSSESSION.................................................. 1

ARTICLE 4.     RENT........................................................ 2

ARTICLE 5.     SECURITY DEPOSIT............................................ 3

ARTICLE 6.     COMMON AREA................................................. 4

ARTICLE 7.     USE OF LEASED PREMISES...................................... 4

ARTICLE 8.     REPAIRS..................................................... 5

ARTICLE 9.     INSTALLATIONS AND ALTERATIONS............................... 6

ARTICLE 10.    INDEMNIFICATION............................................. 6

ARTICLE 11.    INSURANCE................................................... 7

ARTICLE 12.    DAMAGE BY FIRE OR OTHER CASUALTY............................ 7

ARTICLE 13.    EMINENT DOMAIN.............................................. 8

ARTICLE 14.    ASSIGNMENT OR SUBLETTING.................................... 9

ARTICLE 15.    ACCESS TO LEASED PREMISES................................... 9

ARTICLE 16.    ATTORNMENT.................................................. 9

ARTICLE 17.    LESSEE'S DEFAULT............................................10

ARTICLE 18.    SURRENDER OF LEASED PREMISES................................10

ARTICLE 19.    RELOCATION..................................................11

ARTICLE 20.    SUBORDINATION...............................................12

ARTICLE 21.    NOTICE......................................................12

ARTICLE 22.    WAIVER OF SUBROGATION.......................................12

ARTICLE 23.    ESTOPPEL CERTIFICATE........................................12

ARTICLE 24.    RENT DEMAND.................................................12

ARTICLE 25.    NO REPRESENTATION BY LESSOR.................................13

ARTICLE 26.    WAIVER OF BREACH............................................13

ARTICLE 27.    QUIET ENJOYMENT.............................................13

ARTICLE 28.    ENVIRONMENTAL PROVISIONS....................................13

ARTICLE 29.    INTERPRETATION..............................................14

ARTICLE 30.    FINANCIAL STATEMENTS........................................14

ARTICLE 31.    MEMORANDUM OF LEASE.........................................14

ARTICLE 32.    OPTION TO RENEW.............................................15

ARTICLE 33.    ENTIRE AGREEMENT............................................16

                           MILLER-VALENTINE PARTNERS
                           -------------------------
                            WAREHOUSE/DISTRIBUTION
                            ----------------------

                              AGREEMENT OF LEASE
                              ------------------


     THIS LEASE made this 24th day of September, 1990, by and between MILLER-VALENTINE PARTNERS, hereinafter referred to as the Lessor, and PC CONNECTION, INC., hereinafter referred to as the Lessee. The Lessee's business enterprise is organized as a corporation and is admitted to do business in the State of Ohio.

                             W I T N E S S E T H:
                             --------------------

     The Lessor does hereby lease and let to the Lessee and the Lessee accepts from the Lessor under the terms and conditions of this Lease, the following described Premises:

     38,400 square feet of a building which contains 102,400 square feet more or less at 2870 Old State Route 73, Wilmington, Ohio 45177 hereinafter referred to as the Leased Premises.

ARTICLE 1.     TERM.
               ----

     TO HAVE AND TO HOLD unto the Lessee for a term of three (3) years commencing on the 1st day of January 1991, and ending on the 31st day of December 1993, both dates inclusive.

ARTICLE 2.     LEASED PREMISES.
               ---------------

     The Leased Premises shall be delivered as per the attached specification, Exhibit A.

ARTICLE 3.     POSSESSION.
               ----------

     If Lessor is unable to give occupancy of the Leased Premises on the above date because construction has not been completed, the term shall commence on the first of the month following completion and thereafter for the full term granted. Lessor shall not be liable for damages because of such delay in occupancy. Provided, however, if the Lessee's occupancy is delayed by fault of Lessor more than sixty (60) days after the commencement date, the Lessee may after thirty (30) days' written notice elect to terminate this Lease if Lessor is not able to deliver occupancy before such termination date. If the delay in completion is caused by the Lessee, the term shall commence and rent will start irrespective of the Leased Premises not being ready for occupancy.

ARTICLE 4.     RENT.
               ----

            Section 1.   Lessee shall pay to the Lessor as Basic Annual Rent for
            ----------
the Leased Premises the sum of ONE HUNDRED THIRTY FOUR THOUSAND FOUR HUNDRED AND NO/100 DOLLARS ($134,400.00) which shall be paid in equal monthly installments of ELEVEN THOUSAND TWO HUNDRED AND NO/100 DOLLARS ($11,200.00), due and payable on the first day of each month, in advance, without demand. Said rent shall be paid to the Lessor, or to the duly authorized agent of the Lessor, at its office during business hours. If the commencement date of this Lease is other than the first day of the month, any rental adjustment or additional rents hereinafter provided for shall be prorated accordingly. The Lessee will pay the rent as herein provided, without deduction whatsoever, and without any obligation of the Lessor to make demand for it. Any installment of rent accruing hereunder and any other sum payable hereunder, if not paid when due, shall bear interest at the rate of eighteen percent (18%) per annum until paid. The Basic Annual Rent of $134,400.00 shall be adjusted annually based on any increases in the Consumer Price Index beginning one year after the commencement date of this Lease and at the end of each year thereafter, whether during the term of this Lease or any renewal or extension thereof. Increases in the Annual Rent shall be made in accordance with the following procedure:

            a. The index to be used for this adjustment shall be the consumer Price Index (U.S. City Average, All Urban Consumers, All Items, 1982-1984 equaling a base of 100, from the U. S. Department of Labor, Bureau of Labor Statistics, Washington, D.C.).

            b. The Consumer Price Index of 1990 for the month of September shall be the "Base Period Consumer Price Index." The Consumer Price Index for the month of September in each adjustment year shall be the "Adjustment Period Consumer Price Index."

            c. The Base Period Consumer Price Index shall be subtracted from the Adjustment Period Consumer Price Index; the difference shall be divided by the Base Period Consumer Price Index. This quotient shall then be multiplied by the Basic Annual Rent, and the result shall then be added to the Basic Annual Rent. The resulting sum shall be the adjusted Annual Rent for such immediately succeeding leasehold period which shall be paid in equal monthly installments.

            d. If the said Consumer Price Index is, at any time during the term of this Lease, discontinued by the Government, then the most nearly comparable index shall be substituted for the purpose of the aforesaid calculations.

            Section 2.   The Lessee shall reimburse the Lessor for the costs of
            ----------
water, gas, and electricity or such other utilities and heating and air conditioning maintenance in the event that such services are furnished by Lessor and not separately metered to the Lessee. Said reimbursement shall be additional rent due on the first day of the calendar month next following rendition of a bill therefor. If any services are separately metered, the cost shall be paid directly by the Lessee to the utility service. The heating and other utilities, except water, not separately metered will be prorated on the basis of the square footage serviced by a given meter and paid to Lessor as billed. The total costs of water shall be paid by the Lessees currently in occupancy and the costs thereof shall be prorated on the basis of square footage occupied by each Lessee. A 10% handling fee for these billable services will be charged by the Lessor.

           Section 3.    The Lessee agrees to pay any increased real estate
           ----------
taxes over and above the real estate taxes paid by the Lessor during the first year of the term of this Lease. The Lessee's proportionate share of any such increase shall be a fraction thereof, the numerator of which is the number of square feet of floor area in the Leased Premises and the denominator of which is the total square feet of the floor area in the building both as specified aforesaid in the Lease. Said amount shall be deemed to be additional rent and shall be due and payable on the first of the month following delivery to Lessee of a receipt for Lessor's payment of said real estate taxes. The Lessee shall pay its prorated share of expenses that the Lessor shall incur by reason of compliance with new laws, orders, special rent/use taxes, ordinances and new regulations of Federal, State, County and Municipal authorities, and with any lawful direction of any public officer or officers, which lawful direction shall be imposed upon the Lessor for the common good of the occupants of the building.

ARTICLE 5.     SECURITY DEPOSIT.
               ----------------

     To assure fulfillment of the covenants by Lessee hereinafter set forth, Lessor hereby acknowledges receipt from the Lessee of ELEVEN THOUSAND TWO HUNDRED AND NO/100 DOLLARS ($11,200.00) as a security deposit to be held by the Lessor until such time as this Agreement has terminated, Lessee has vacated the Leased Premises, and Lessor has inspected the same. THE SECURITY DEPOSIT SHALL ACCRUE INTEREST FOR THE BENEFIT OF LESSEE. Until such time, Lessor shall have no obligation to apply the security deposit to any unpaid amount due Lessor from Lessee. If Lessee has performed and observed all terms, covenants and conditions of this Agreement, including without limitation, the payment of all rentals thereunder, as and when same become due, Lessor shall refund said security deposit to Lessee, less such amounts as may be reasonably chargeable for any failure by Lessee to restore the Leased Premises to the condition at time of occupancy, reasonable wear and tear excepted. Lessee's duty to restore the Leased Premises shall include, but not be limited to, the repair and painting of the walls, repair of floors, ceilings and woodwork and other parts of the Leased Premises occasioned by the removal of nails, screws or other fasteners that are now on the Leased Premises or may be placed there during the term of this Lease. Under no circumstances shall this security deposit be deducted from the last month's rent.

ARTICLE 6.     COMMON AREA.
               -----------

     For the purpose of this Lease, common area shall be defined as all of the property described herein that is not actually occupied by the building. The Lessee shall have the use in common with other Lessees to the parking areas and driveways for ingress and egress to the Leased Premises. The Lessee shall have no right to use the common area for storage purposes and trash shall be stored only in approved containers in the common area. The Lessor shall maintain the common area and keep the same in good order and repair including lighting and landscaping. The cost of ice and snow removal will be prorated among the Lessees in accordance with the percentage that the Leased Premises bears to the entire building. The pro rata share of such cost will be deemed to be additional rent and shall be due the first of the month following the invoice thereof by Lessor to Lessee of the amount due.

ARTICLE 7.     USE OF LEASED PREMISES.
               ----------------------

            Section 1.   The Leased Premises shall be used and occupied only for
            ----------
office purposes and/or DISTRIBUTION AND storage of COMPUTER SOFTWARE AND COMPONENTS WHICH ARE materials of light or ordinary hazard, and for no other purpose or purposes without the written consent of the Lessor.

            Section 2.   The Lessee shall operate its business in a safe and
            ----------
proper manner as is normal, considering the uses of the Leased Premises above provided; and shall not manufacture, store, display or maintain any products or materials that will endanger the Leased Premises; shall NOT USE, SELL, STORE OR MANUFACTURE HAZARDOUS MATERIALS, PROVIDED THAT THIS PROVISION SHALL NOT PREVENT LESSEE FROM USING ORDINARY CLEANING AGENTS IN THE COURSE OF REGULAR MAINTENANCE OF ITS FACILITY; shall not obstruct the sidewalks; shall not use the plumbing for any other purpose than for which it was constructed; shall not make or permit any noise and/or odor objectionable to the public or adjacent occupants; shall not create a nuisance on the Leased Premises; and shall commit no waste.

            Section 3.   The Lessee shall abide by all police and fire
            ----------
regulations concerning the operation of its business; shall store all trash, rubbish, and debris in closed containers; and shall practice all proper procedures and methods that are common to its business enterprise. The Lessee shall maintain a minimum temperature in the Leased Premises of 55 degrees F.

ARTICLE 8.     REPAIRS.
               -------

            Section 1.   Lessor shall keep the foundations, exterior walls
            ----------
(except plate glass or glass or other breakable materials used in structural portions) and roof in good repair.

            Section 2.   Lessor shall contract for the maintenance of the
            ----------
mechanical equipment and the Lessee will reimburse its pro rata share thereof. The Lessee shall replace any hot water heater as the need should arise with the same type and quality servicing the Leased Premises PROVIDED THE HOT WATER HEATER HAS BEEN PROPERLY SERVICED. The Lessor shall replace, as needed, the heating and air conditioning equipment, provided the unit has been serviced annually AND PROPERLY. The cost of replacement shall be prorated over the warranty period for such equipment, and further prorated among the Lessee benefiting from such equipment; the result of such proration to be an annual share of cost to Lessee, and the Lessee will pay one-twelfth thereof for each month during the remaining term and renewals of this Lease.

            Section 3.   Lessor shall not be liable for any damage TO THE
            ----------
PREMISES CAUSED BY THE NEGLIGENCE OF LESSEE OR DAMAGE CAUSED BY THE FAILURE OF LESSEE TO NOTIFY LESSOR OF THE NEED FOR REPAIRS IF LESSEE HAD ACTUAL KNOWLEDGE OF SUCH NEED FOR REPAIR. The Lessee shall reimburse the Lessor the cost of all repairs to the Leased Premises, fixtures and appurtenances necessitated by the fault of the Lessee, its agents, employees or guests and shall reimburse the Lessor for the cost of repair, at or before the end of the term or sooner if so requested by Lessor, all injury done by the installation or removal of furniture or other property.

            Section 4.   Except as provided in Sections 1, 2, and 3 of this
            ----------
Article, Lessor shall not be obligated to make repairs, replacements or improvements of any kind upon said Leased Premises, or any equipment facilities or fixtures therein contained, which shall at all times be kept in good order, conditions and repair by Lessee, and in a clean, sanitary and safe condition and in accordance with all applicable laws, ordinances and regulations of any governmental authority having jurisdiction. Lessee shall permit no waste, damage, or injury to the Leased Premises.

            Section 5.   Lessee shall forthwith at its own cost and expense
            ----------
replace with glass of the same kind and quality any cracked or broken glass, including plate glass or glass or other breakable materials used in structural portions, and any interior and exterior windows and doors in the Leased Premises.

ARTICLE 9.     INSTALLATIONS AND ALTERATIONS.
               -----------------------------

            Section 1.   Lessee shall not make any alterations or additions to
            ----------
the Leased Premises without first procuring Lessor's written consent WHICH WILL NOT BE UNREASONABLY WITHHELD and delivering to Lessor the plans and specifications and copies of the proposed contracts and necessary permits, and shall furnish indemnification against liens, costs, damages and expenses as may be reasonably required by Lessor. LESSEE SHALL HAVE THE OPTION OF REMOVING ANY OF THE ALTERATIONS, ADDITIONS, IMPROVEMENTS AND FIXTURES AT THE END OF THE LEASE PERIOD UNLESS REMOVAL WILL CAUSE DAMAGE TO THE PREMISES; ALL REMOVAL SHALL TAKE PLACE BY THE END OF THE LEASE PERIOD. Any linoleum or other floor covering of similar character which may be cemented or otherwise adhesively affixed to the floor shall become the property of Lessor, all without compensation or credit to Lessee.

            Section 2.   The Lessee shall not erect or install any signage
            ----------
without first procuring Lessor's written consent WHICH WILL NOT BE UNREASONABLY WITHHELD.

            Section 3.   The Lessee shall have no rights to use and shall not
            ----------
use the roof of the Leased Premises for any purpose without the written consent of the Lessor. The Lessee shall not use the roof for storage, for any activity that will result in traffic on the roof, for anything that will penetrate the roof, use the roof as an anchor or otherwise damage the roof. The consent of the Lessor must be in writing for each specific use and must also approve the method of installation of the permitted use. Should the Lessee break this covenant, the Lessee shall be responsible for any damages caused to the roof or other parts of the building and shall assume the cost of maintaining and repairing the roof during the term of the Lease, including any renewals.

ARTICLE 10.    INDEMNIFICATION.
               ---------------

     Except to the extent of the negligence or misconduct of Lessor, Lessee agrees to indemnify and hold Lessor harmless against and from any and all claims, damages, costs, and expenses, including reasonable attorney's fees, arising out of Lessee's use or occupancy of the Leased Premises. Except to the extent of Lessee's negligence or misconduct, Lessor agrees to indemnify and hold Lessee harmless against and from any and all claims, damages, costs, and expenses, including reasonable attorney's fees, arising out of Lessor's failure to perform its duties and obligations as owner or agent of the owner of the property of which the Leased Premises is a part.

ARTICLE 11.    INSURANCE.
               ---------

            Section 1.   Lessee shall not carry any stock of goods or do
            ----------
anything in or about said Leased Premises which CONSTITUTES HAZARDOUS MATERIAL OR ACTIVITY. If Lessor shall consent to such use, Lessee agrees to reimburse Lessor on a pro rata basis for any increase in premiums for insurance against loss by fire or extended coverage risks resulting from the business carried on in the Leased Premises by Lessee. If Lessee installs any electrical equipment that overloads the power lines to the building, Lessee shall at its own expense make whatever changes are necessary to comply with the requirements of insurance underwriters and insurance rating bureaus and governmental authorities having jurisdiction PROVIDED THAT THIS PROVISION SHALL HAVE NO EFFECT IF LESSEE INSTALLS OR USES THE ELECTRICAL AND ELECTRONIC EQUIPMENT SET FORTH IN SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF. LESSOR ACKNOWLEDGES THAT THE ELECTRICAL SUPPLY FOR THE LEASED PREMISES IS ADEQUATE FOR THE EQUIPMENT LISTED ON SAID SCHEDULE "A."

            Section 2.   Lessee agrees to procure and maintain a policy or
            ----------
policies of insurance, at its own costs and expense, insuring from all claims, demands or actions for injury to or death of more than one person in any one accident and for damages to property in an aggregate amount of not less than $1,000,000.00 made by or on behalf of any person or persons, firm or corporation, arising from, related to, or connected with the conduct and operation of Lessee's business in the Leased Premises. Lessor shall be named an Additional Insured Party in said policy. Such insurance shall be primary relative to any other valid and collective insurance. Said insurance shall not be subject to cancellation except after at least thirty (30) days' prior written notice to Lessor, and the policy or policies, or duly executed certificate or certificates for the same, OR OTHER PROPER EVIDENCE OF THE SAME, together with satisfactory evidence of the payment of the premium thereon, shall be deposited with Lessor at the commencement of the term and renewals of such coverage. If Lessee fails to comply with such requirement, Lessor may obtain such insurance and keep the same in effect, and Lessee shall pay Lessor the premium cost thereof upon demand.

            Section 3.   All property which may be upon said Leased Premises
            ----------
during the term hereof or any renewal thereof shall be at and upon the sole risk and responsibility of Lessee.

ARTICLE 12.    DAMAGE BY FIRE OR OTHER CASUALTY
               --------------------------------

            Section 1.   If the Leased Premises shall be destroyed or so injured
            ----------
by any cause as to be unfit, in whole or in part, for occupancy and such destruction or injury could reasonably be repaired within three (3) months from the happening of such destruction or injury, then Lessee shall not be entitled to surrender possession of the Leased Premises nor shall Lessee's liability to pay rent under this Lease cease without mutual consent of the parties hereto, but in case of any such destruction or injury Lessor shall repair the same with all reasonable speed and shall complete such repairs within three (3) months from the happening of such injury, and if during such period Lessee shall be unable to use all or any portion of the Leased Premises, a proportionate allowance shall be made to Lessee from the rent corresponding to the time during which and to the portion of the Leased Premises of which Lessee shall be so deprived of the use on account thereof.

            Section 2.   If such destruction or injury cannot reasonably be
            ----------
repair within three (3) months from the happening thereof, Lessor shall notify Lessee within ten (120) days after the happening of such destruction or injury whether or not Lessor will repair or rebuild. If Lessor elects not to repair or rebuild, this Lease shall be terminated. If Lessor shall elect to repair or rebuild, Lessor shall specify the time within which such repairs or reconstruction will be complete, and Lessee shall have the option, within ten
(10) days after the receipt of such notice, to elect either to terminate this Lease and further liability hereunder, or to extend the term of the Lease by a period of time equivalent to the time from the happening of such destruction or injury until the Leased Premises are restored to their former condition. In the event Lessee elects to extend the term of the Lease, Lessor shall restore the Leased Premises to their former condition within the specified time in the notice, and Lessee shall not be liable to pay rent for the period from the time of such destruction or injury until the Leased Premises are so restored to their former condition.

ARTICLE 13.    EMINENT DOMAIN.
               ---------------

            Section 1.   If the whole or substantially all of the Leased
            ----------
Premises hereby leased shall be taken by a public authority under the power of eminent domain, then the term of this Lease shall cease as of the day possession shall be taken by such public authority, and the rent shall be paid up to that date with a proportionate refund by Lessor of such rent as shall have been paid in advance.

            Section 2.   If less than substantially all of the floor area of the
            ----------
Leased Premises shall be so taken PROVIDED THAT THE AREA REMAINING IS ADEQUATE FOR LESSOR'S BUSINESS PURPOSES, the term of this Lease shall cease only on the parts so taken as of the day possession shall be taken by such public authority, and the rent shall be paid up to that day with a proportionate refund by Lessor of such rent as may have been paid in advance, and thereafter the minimum rent shall be equitably abated, and Lessor shall at its own cost and expense make all necessary repairs or alterations as to constitute the remaining Leased Premises a complete architectural unit.

            Section 3.   All damages awarded for such taking under the power of
            ----------
eminent domain, whether for the whole or a part of the Leased Premises, shall be the property of Lessor whether such damages shall be awarded as compensation for diminution in value of the leasehold or to the fee of the Leased Premises; provided, however, that the Lessor shall not be entitled to any separate award made to Lessee for loss of business, depreciation to and cost of removal of stock and fixtures.

ARTICLE 14.    ASSIGNMENT OR SUBLETTING.
               -------------------------

            Section 1.   Lessee shall not assign or in any manner transfer this
            ----------
Lease or any interest therein, nor sublet said Leased Premises or any part or parts thereof, not permit occupancy by anyone with, through, or under it, without the previous written consent of Lessor which consent shall not be unreasonably withheld. Consent by Lessor to one or more assignments of this Lease or to one or more sublettings of the Leased Premises shall not operate as a waiver of Lessor's rights under this Article to any subsequent assignment or subletting. No assignment shall release Lessee of any of its obligations under this Lease or be construed or taken as a waiver of any of Lessor's rights or remedies hereunder.

            Section 2.   Neither this Lease nor any interest therein, nor any
            ----------
estate thereby created, shall pass to any trustee or receiver in bankruptcy or any assignee for the benefit of creditors or by operation of law.

            Section 3.   Provided that the Lessee with Lessor's consent assigns
            ----------
or sublets part or all of the Leased Premises at a rental that exceeds the current rental herein reserved, the Lessor shall be entitled to receive as additional rental one-half of such excess of the current rental. The Lessee shall remit one-half of such increase within five (5) days after receipt by it.

ARTICLE 15.    ACCESS TO LEASED PREMISES.
               -------------------------

            The Lessor shall retain duplicate keys to all of the doors of the Leased Premises. THE LESSOR OR ITS AGENTS SHALL HAVE THE RIGHT TO ENTER UPON THE LEASED PREMISES ONLY IN THE EVENT OF AN EMERGENCY. THE LESSOR OR ITS AGENTS SHALL HAVE THE RIGHT TO ENTER UPON THE LEASED PREMISES AT REASONABLE HOURS FOR THE PURPOSE OF INSPECTING THE SAME OR MAKING REPAIRS ONLY UPON REASONABLE NOTICE TO LESSEE. LESSOR MAY SHOW THE LEASED PREMISES TO PROSPECTIVE LESSEES OR PURCHASERS FROM TIME TO TIME DURING THE LEASE TERM, AT A TIME AGREEABLE TO LESSEE. LESSEE MAY REFUSE SHOWING TO PERSONS REASONABLY BELIEVED TO BE GATHERING INFORMATION FOR COMPETITIVE BUSINESS PURPOSES.

ARTICLE 16.    ATTORNMENT.
               ----------

            In the event the herein Leased Premises are sold due to any foreclosure sale or sales, by virtue of judicial proceedings or otherwise, this Lease shall continue in full force and effect, and Lessee agrees, upon request, to attorn to and acknowledge the foreclosure purchaser or purchasers at such sale as Lessors hereunder; provided such purchaser will recognize this Lease, unless and until it is in default.

ARTICLE 17.    LESSEE'S DEFAULT.
               ----------------

            Section 1.   The Lessee, ten (10) days after receipt of written
            ----------
notice, shall be considered in default of this Lease upon failure to pay when due the rent or any other sum required by the terms of the Lease; failure to perform any term, covenant or condition of this Lease; the commencement of any action or proceeding for the dissolution, liquidation or reorganization under the Bankruptcy Act, of Lessee, or for the appointment of a receiver or trustee of the Lessee's property; the making of any assignment for the benefit of creditors by Lessee; the suspension of business; or the abandonment of the Leased Premises by the Lessee.

            Section 2.   In the event of default of this Lease by Lessee, then
            ----------
LESSEE SHALL QUIT AND SURRENDER THE PREMISES WITHIN TEN (10) DAYS OF SUCH DEFAULT. IF AFTER THE TEN (10) DAY PERIOD LESSEE HAS NOT QUIT THE PREMISES, THEN LESSEE SHALL BE RESPONSIBLE FOR ALL DAMAGES AND COSTS OF EVICTION THEREAFTER, INCLUDING REASONABLE ATTORNEY'S FEES.

            Section 3.   No such reentry or taking possession of said Leased
            ----------
Premises by Lessor shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach or act of default. Should Lessor at any time terminate this Lease for any breach or act of default, in addition to any other remedy it may have, it may recover from Lessee all damages it may incur by reason of such breach or act of default, including the cost of recovering the Leased Premises, legal fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Leased Premises for the remainder of the stated term.

ARTICLE 18.    SURRENDER OF LEASED PREMISES.
               ----------------------------

            Section 1.   If Lessee holds possession of the Leased Premises after
            ----------
the termination of this Lease for any reason, Lessee shall pay Lessor double the rent provided for herein for such period that Lessee holds over, but such payment of rent shall not create any Lease arrangement whatsoever between Lessor and Lessee, unless expressly agreed to in writing by Lessor. It is further understood that during such period that Lessee holds over, the Lessor retains all of Lessor's rights under this Lease, including damages as a result of the termination of this Lease and the right to immediate possession of the Lease Premises. This paragraph shall not be construed to grant Lessee permission to hold over.

            Section 2.   At the expiration of the tenancy created hereunder,
            ----------
whether by lapse of time or otherwise, Lessee shall surrender the Leased Premises broom clean, free of all debris and in good condition and repair, reasonable wear and loss by fire or other unavoidable casualty excepted.

            Section 3.   Prior to surrender of the Leased Premises, the Leased
            ----------
Premises will be reviewed by a representative of the Lessor and Lessee to determine if there is any deferred maintenance or unrepaired damage. In the event that there is deferred maintenance and/or unrepaired damage, Lessor may effect such maintenance and repairs and Lessee will pay the cost thereof.

            Section 4.   Upon the expiration of the tenancy hereby created, if
            ----------
Lessor so requests in writing, Lessee shall promptly remove any additions, fixtures and installations placed in the Leased Premises by Lessee that is designated in said request, and repair any damage occasioned by such removals at its own expense, and in default thereof, Lessor may effect such removals and repairs, and Lessee shall pay Lessor the cost thereof, with interest at the rate of eight (8) percent per annum from the date of payment by Lessor.

ARTICLE 19.    RELOCATION.
               ----------

     The Lessor reserves the right, at any time during the term of this Lease, to request in writing that the Lessee relocate to other such space, area or floor within the said building or building complex as the Lessor may deem advisable or necessary. The new Leased Premises shall contain the same approximate square footage of rentable area as the former Leased Premises. Lessee shall have thirty (30) days from the date of Lessor's request to accept OR REFUSE the new Leased Premises. If accepted, Lessor shall remodel the new Leased Premises to be as nearly as possible similar, in layout and finish as the former Leased Premises. Upon completion of remodeling by Lessor and delivery of possession, Lessee shall relocate in the new Leased Premises and vacate the former Leased Premises. Except for the change in designation of Leased Premises, all provisions of this Lease shall remain the same. The Lessor shall pay the cost of relocating the Lessee into the new Leased Premises, including a reasonable cost of address changes for supplies if necessary. If the Lessee refuses to accept the new Leased Premises, THE LESSEE SHALL CONTINUE TO OCCUPY AND LEASE THE PRESENT LEASED PREMISES WITHOUT PREJUDICE AND THE TERMS AND CONDITIONS OF THIS LEASE

SHALL CONTINUE IN FULL FORCE AND EFFECT FOR THE DURATION OF THE LEASE PERIOD OR RENEWAL THEREOF.

ARTICLE 20.    SUBORDINATION.
               -------------

            This Lease shall be subject to and subordinate at all times to the lien of any mortgages, now or hereafter made on the Lease Premises, and to all advances made or hereafter to be made thereunder. The Lessee agrees to execute a subordination agreement should Lessor's lender request same.

ARTICLE 21.    NOTICE.
               ------

            All notices under this Lease may be personally delivered or mailed to the address shown by certified mail..

            Lessor:    Miller-Valentine Partners
            Mail:      P.O. Box 744
                       Dayton, Ohio 45401-0744

            Lessee:    PC Connection, Inc.
            Mail:      ATTN:  Mr. Donald S. Kincaid
                       450 Marlboro Street
                       Keene, New Hampshire 03431

Either party may from time to time designate in writing other addresses.

ARTICLE 22.    WAIVER OF SUBROGATION.
               ---------------------

            The Lessor and Lessee waive all rights, each against the other, for damages caused by fire or other perils covered by insurance where such damages are sustained in connection with the occupancy of the Leased Premises.

ARTICLE 23.    ESTOPPEL CERTIFICATE.
               --------------------

            The Lessee agrees to execute an Estoppel Certificate for the benefit of Lessor's lender; that wherein the Lessee acknowledges the terms and conditions of this Lease.

ARTICLE 24.    RENT DEMAND.
               -----------

            Every demand for rent due wherever and whenever made shall have the same effect as if made at the time it falls due and at the place of payment, and after the service of any notice or commencement of any suit, or final judgment therein, Lessor may receive and collect any rent due, and such collection or receipt shall not operate as a waiver or nor affect such notice, suit or judgment.

ARTICLE 25.    NO REPRESENTATION BY LESSOR.
               ---------------------------

            Lessor and its agent have made no representations or promises with respect to the Leased Premises or the building of which the same form a part except as herein expressly set forth.

ARTICLE 26.    WAIVER OF BREACH.
               ----------------

            No waiver of any breach of the covenants, provisions or conditions contained in this Lease shall be construed as a waiver of the covenant itself or any subsequent breach itself, and if any breach shall occur and afterwards be compromised, settled or adjusted, this Lease shall continue in full force and effect as if no breach had occurred, unless otherwise agreed. The acceptance of rent hereunder shall neither be nor construed to be a waiver of any breach of any term, covenant or condition of this Lease.

ARTICLE 27.    QUIET ENJOYMENT.
               ---------------

            Lessor hereby covenants and agrees that if Lessee shall perform all the covenants and agreements herein stipulated to be performed on Lessee's part, Lessee shall at all times during the continuance hereof have the peaceable and quiet enjoyment and possession of the Leased Premises without any manner of let or hindrance from Lessor or any person or persons lawfully claiming the Leased Premises except as otherwise provided for herein.

ARTICLE 28.    ENVIRONMENTAL PROVISIONS.
               ------------------------

            Section 1.   The Lessor, to the best of its knowledge, represents to
            ----------
the Lessee that no toxic, explosive or other dangerous materials or hazardous substances have been concealed within, buried beneath, released on or from, or removed from and stored off-site of the Property upon which the Leased Premises is constructed.

            Section 2.   Lessee shall at all times during the term of this Lease
            ----------
comply with all applicable federal, state, and local laws, regulations, administrative rulings, orders, ordinances, and the like, pertaining to the protection of the environment, including but not limited to, those regulating the handling and disposal of waste materials. Further, during the term of this Lease, neither Lessee nor any agent or party acting at the direction or with the consent of Lessee shall treat, store, or dispose of any "hazardous substance," as defined in Section 101 (14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980

("CERCLA"), or petroleum (including crude oil or any fraction thereof) on or from the Property.

            Section 3.   Lessee shall fully and promptly pay, perform,
            ----------
discharge, defend, indemnify and hold harmless Lessor from any and all claims, orders, demands, causes of action, proceedings, judgments, or suits and all liabilities, losses, costs or expenses (including, without limitation, technical consultant fees, court costs, expenses paid to third parties and reasonable legal fees) and damages arising out of, or as a result of, (i) any "release" as defined in Section 101 (22) of CERCLA, of any "hazardous substance," as defined in Section 101 (14) of CERCLA, or petroleum, (including crude oil or any fraction thereof) or place into, on or from the Property at any time after the date of this lease; (ii) any contamination of the Property's soil or groundwater or damage to the environment and natural resources of the Property the result of actions occurring after the date of this Lease, whether arising under CERCIA or other statutes and regulations, or common law; and (iii) any toxic, explosive or otherwise dangerous materials or hazardous substances which have been buried beneath, concealed within or released on or from the Property after the date of this Lease. THIS SUBSECTION SHALL APPLY ONLY IN THE EVENT ANY OF THE SAID ACTS WERE ACTUALLY UNDERTAKEN BY THE LESSEE, LESSEE'S SUPPLIERS OR UNDERTAKEN ON LESSEE'S BEHALF.

ARTICLE 29.    INTERPRETATION.
               --------------

            Section 1.   Wherever either the word "Lessor" or "Lessee" is used
            ----------
in the Lease, it shall be considered as meaning the singular and/or neuter pronouns as used herein, and the same shall be construed as including all persons and corporations designated respectively as Lessor or Lessee in the heading of this instrument wherever the context requires.

            Section 2.   If any clause, sentence, paragraph, or part of this
            ----------
Lease shall for any reason be adjudged by any court of competent jurisdiction to be invalid, such judgment shall not effect, impair, or invalidate the remainder of this Lease, but be confined in its operation to the clause, sentence, paragraph, or part thereof directly involved in the controversy in which such judgment shall have been rendered, and in all respects said Lease shall continue in full force and effect.

ARTICLE 30.    FINANCIAL STATEMENTS.
               --------------------

            At Lessor's request, the Lessee, within thirty (30) days of Lessor's request, shall furnish the Lessor OR LESSOR'S MORTGAGEE WITH FINANCIAL REFERENCES AND SUCH LIMITED FINANCIAL INFORMATION AS IT DEEMS REASONABLE TO PROVIDE LESSOR WITH COMFORT THAT LESSEE HAS THE ABILITY TO MEET ITS OBLIGATIONS HEREUNDER.

ARTICLE 31.    MEMORANDUM OF LEASE.
               -------------------

            It is agreed by both parties that this instrument is not recordable and if either party should record the same in the Office of the Recorder of Warren County, Ohio, the recording shall have no effect. When possession of the Leased Premises has been delivered to Lessee, the parties hereto may execute, acknowledge and deliver a Memorandum of Lease in recordable form specifying the terms of this Lease and renewal period of this Lease. In the event they differ from the dates herein, the date in the Memorandum shall control.

ARTICLE 32.    OPTION TO RENEW.
               ---------------

            Lessee is hereby granted an option to renew this Lease for an additional term of three (3) years on the same terms and conditions contained herein except for the rental and the length of the term, upon the conditions that:

            a. written notice of the exercise of such option shall be given by Lessee to Lessor not less than one hundred eighty (180) days prior to the end of the term of this Lease; and

            b. at the time of the giving of such notice and at the expiration of the term of this Lease, there are no defaults in the covenants, agreements, terms and conditions on the part of Lessee to be kept and performed, and all rents are and have been fully paid. Provided also, that the rent to be paid during each year of the said renewal period shall be as determined in accordance with the following procedure:

            (1) The index to be used for this adjustment shall be the Consumer Price Index (U.S. City Average, All Urban Consumers, All Items, 1982-1984 equalling a base of 100, from the U.S. Department of Labor, Bureau of Labor Statistics, Washington, D.C.).

            (2) The Consumer Price Index of 1990 for the month of September shall be the "Base Period Consumer Price Index."

            (3) The Consumer Price Index for the month of September each succeeding year shall be determined from the published figures and shall be the "Adjustment Period Consumer Price Index."

            (4) The Base Period Consumer Price Index shall be subtracted from the Adjustment Period Consumer Price Index; the difference shall be divided by the Base Period Consumer Price Index. This quotient shall then be multiplied by $134,400.00 and the result shall then be added to $134,400.00. This arithmetical sum shall then be the adjusted Basic Annual Rent for such immediately succeeding leasehold year which shall be paid in equal monthly payments.

            (5) If the said Consumer Price Index is, at any time during the term of this Lease, discontinued by the Government, then the most nearly comparable index shall be substituted for the purpose of the aforesaid calculations.

ARTICLE 33.    ENTIRE AGREEMENT.
               ----------------

            This Lease contains the entire agreement between the parties and any executory agreement hereafter shall be ineffective to change, modify or discharge it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, or discharge is sought./*/

            IN WITNESS WHEREOF, the parties hereto set their hands to triplicates hereof, this 27th day of September, 1990, as to Lessor, and this 24th day of September, 1990, as to Lessee.

Signed and acknowledged                 LESSOR:  MILLER-VALENTINE PARTNERS
in the presence of:

/s/ Vernon Oakley                       By:   /s/ James M. Miller
-------------------------                     --------------------------
                                              James M. Miller
/s/ Audrey G. Sachs                     Its:  Senior Partner
-------------------------                     --------------------------

                                        LESSEE:  PC CONNECTION, INC.

/s/ Charles Morang III                  By:   /s/ David Hall
-------------------------                     --------------------------
                                              David Hall
/s/ Steven Markiewicz                   Its:  Executive Vice President
-------------------------                     --------------------------


_________________

     /*/Other than that Lessee has entered into this Lease, Lessor shall keep the specific terms of this Lease confidential.

STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

            The foregoing instrument was acknowledged before me this 27th day of September, 1990, by James M. Miller, Senior Partner on behalf of MILLER-
                    -------------------------------
VALENTINE PARTNERS, an Ohio general partnership.

                                    /s/ Mary Anne Hartley
                                    ----------------------------
                                    Notary Public

                                    Mary Anne Hartley, Notary Public
                                    In and for The State of Ohio
                                    My Commission Expires Jan. 26, 1992



STATE OF NEW HAMPSHIRE, COUNTY OF CHESHIRE, SS:

            The foregoing instrument was acknowledged before me this 24th day of September, 1997, by David Hall, the Executive Vice President of PC CONNECTION,
                    ----------------------------------------
INC., a corporation, on behalf of said corporation.


                                    /s/ Steven Markiewicz
                                    --------------------------------------
                                                     Notary Public

                                   EXHIBIT A

                             Outline Specification
                             ---------------------

                              September 10, 1990

                                 Prepared for

                              PC CONNECTION, INC.



Area:                 38,400 Square Feet (240' x 160').
                      See Exhibit B

Clear Height:         19' under bar joist.

Doors:                5 dock high doors (8' x 9') with levelers.
                      1 grade level drive-in door (12' x 14')
                      1 decorative glass office entry door with side lite plus 2 pedestrian doors per bay (one in front and one in rear) as required by fire code.

Insulation:           .1 U factor both roof and walls.

Sprinkler:            Wet pipe system to meet requirements of Insurance
                      Services of Ohio

Electrical Entrance
Service:              200 amp, 480 V, 3 Phase.

Lighting:             20 foot candles measured at three feet off the floor.

Heating: Gas fired unit heaters designed to maintain 60 degrees inside at 0 degrees outside.

Restrooms:            One set of restrooms designed to meet the code
                      requirements for PC Connection, Inc.'s operation. To include drinking fountain and janitor sink.

Office: Office space will be specifically designed to meet your requirements. Costs are not included in the base lease rate.

        Exhibit B may be obtain by written request from the Registrant.

                       REVISED AMENDMENT NO. 1 TO LEASE
                       --------------------------------


            THIS AGREEMENT MADE THIS 28th day of June, 1996, by and between MILLER-VALENTINE PARTNERS, as Lessor and PC CONNECTION, INC., as Lessee located at 2870 Old State Route 73, Wilmington, Ohio 45177.

                             W I T N E S S E T H :
                             ---------------------

            WHEREAS, Lessor and Lessee entered into a Lease dated September 27, 1990, and

            WHEREAS, the Lessor and Lessee desire to amend the Lease to extend the term and add a Right of First Offering.

            NOW THEREFORE, the Lease is amended as follows:

            1.   Article 1.   TERM shall be revised as follows.
                              ----

                 ... for an additional four (4) years, for a term totaling ten
(10) years, commencing on the 1st day of January 1991 and ending on the 31st day of December 2000.

            2.   Article 2.   RENT shall be revised as follows:
                              ----

                 Section 1.   Lessee shall continue to pay to the Lessor as
                 ---------
Monthly Rent for the Leased Premises for the period of January 1, 1996 through December 31, 1996, the sum of TWELVE THOUSAND NINE HUNDRED TWENTY-FOUR AND 00/100 DOLLARS ($12,924.00), due and payable on the first day of each month, in advance, without demand. Said rent shall be paid to the Lessor, or to the duly authorized agent for the Lessor, at its office during business hours. If the commencement date of this Lease is other than the first day of the month, any rental adjustment or additional rents hereinafter provided for shall be prorated accordingly. The Lessee will pay the rent as herein provided, without deduction whatsoever, and without any obligation of the Lessor to make demand for it. Any installment of rent accruing hereunder and any other sum payable hereunder, if not paid when due, shall bear interest at the rate of eighteen percent (18%) per annum until paid. The Basic Annual Rent of $134,400.00 shall be adjusted annually based on any increases in the Consumer Price Index on January 1, 1997 and at the end of each year thereafter, whether during the term of this Lease or any renewal or extension thereof. Increases in the Annual Rent shall be made in accordance with the following procedure:

                 a. The index to be used for this adjustment shall be the Consumer Price Index (U.S. City Average, All Urban Consumers, All Items, 1982-1984
equaling a base of 100, from the U.S. Department of Labor, Bureau of Labor Statistics, Washington, D.C.).

                 b. The Consumer Price Index of 1990 for the month of September shall be the "Base Period Consumer Price Index." The Consumer Price Index for the month of September in each adjustment year shall be the "Adjusted Period Consumer Price Index."

                 c. The Base Period Consumer Price Index shall be subtracted from the Adjustment Period Consumer Price Index; the difference shall be divided by the Base Period Consumer Price Index. This quotient shall then be multiplied by $134,400.00, and the result shall then be added to $134,400.00. The resulting sum shall be the adjusted Annual Rent for such immediately succeeding lease hold period which shall be paid in equal monthly installments.

                 d. If the Consumer Price Index is, at any time during the term of this Lease, discontinued by the Government, then the most nearly comparable index shall be substituted for the purpose of the aforesaid calculations.

            3.   Article 32.  OPTION TO RENEW shall be deleted in its entirety.
                              ---------------

            4. Lessor agrees to grant to Lessee a Right of First Offering on any space that Lessor owns (not to exceed 25,600 square feet) that becomes available within the Airborne Commerce Park buildings during the period of October 1, 1995 through and including November 30, 1998. Lessor shall notify Lessee of any available space and Lessee shall have five (5) business day to respond to Lessor's offer in writing. Should Lessee refuse Lessor's offer to lease the available space then Lessee understands that Lessor will commence marketing efforts to lease the space to another party.

            5. Except as expressly amended herein, all other terms and conditions of the Lease remain in full force and effect.

            IN WITNESS WHEREOF, the Lessor and Lessee have affixed their signatures to triplicates of this Amendment, this 24th day of June, 1996, as to Lessee and this 28th day of June, 1996, as to Lessor.


Signed and acknowledged            LESSOR:  MILLER-VALENTINE PARTNERS
in the presence of:



/s/ Vernon H. Oakley               By:     /s/ James M. Miller
------------------------------             -----------------------------------
                                           James M. Miller
______________________________     Title:  Senior Partner
                                           -----------------------------------


                                   LESSEE:  PC CONNECTION, INC.

/s/ Steven Markiewicz              By:     /s/ Ronald J. Karvosky
------------------------------             -----------------------------------

______________________________     Title:  Treasurer
                                           -----------------------------------


STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

     The foregoing instrument was acknowledged before me this 28th day of June, 1996, by James M. Miller, Senior Partner, on behalf of MILLER-VALENTINE PARTNERS.

                                   /s/ Sharon L. Rislund
                                   ---------------------------------
                                   NOTARY PUBLIC

                                   Sharon L. Rislund, Notary Public
                                   In and for the State of Ohio
                                   My Commission Expires Oct. 31, 1996


STATE OF NEW HAMPSHIRE, COUNTY OF CHESHIRE, SS:

     The foregoing instrument was acknowledged before me this 24th day of June, 1996, by Ronald J. Karvosky, the Treasurer of PC CONNECTION, INC., a corporation on behalf of said corporation.

                                   /s/ Steven H. Markiewicz
                                   ----------------------------------------
                                   NOTARY PUBLIC

                                   Steven H. Markiewicz, Notary Public
                                   My Commission Expires January 7, 1997